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                                                                    EXHIBIT 10.6


                          CHEMICAL BANKING CORPORATION

                            LONG-TERM INCENTIVE PLAN

             (As amended and restated effective as of May 19, 1992)


      1. PURPOSE The purposes of the Chemical Banking Corporation Long-Term Stock Incentive Plan (the "Plan") are to encourage selected key employees of the Company to acquire a proprietary and vested interest in the growth and performance of the company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of stockholders, and to enhance the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

      The purposes of the Plan are to be achieved through the grant of various types of stock-based awards.

      2. DEFINITIONS For purposes of the Plan, the following terms shall have the meanings set forth in the Section 2:

      "Award" shall mean any type of stock-based award granted pursuant to the Plan.

      "Board" shall mean the Board of Directors of CBC; provided that any action taken by a duly authorized committee of the Board within the scope of authority delegated to such committee by the Board shall be considered an action of the Board for purposes of this plan.

      "CBC" shall mean Chemical Banking Corporation, and, except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of substantially all its assets or otherwise.

      "Code" shall mean the Internal Revenue Code of 1986, as from time to time amended.

      "Committee" shall mean the Compensation and Benefits Committee of the Board or any subcommittee thereof composed of not less than two directors, each of whom is a "disinterested person" as defined in Rule 16 b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

      "Common Stock" shall mean the common stock of CBC, $1 par value.

      "Company" shall mean CBC and its Subsidiaries.
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      "Employee" shall mean any salaried employee of the Company.

      "Executive Officer" shall mean a Participant who is subject to the requirements of Sections 16(a) and 16(b) of the Securities Exchange Act of 1934.

      "Fair Market Value" shall mean, per share of Common Stock, the average of high and low sale prices of the Common Stock as reported on the New York Stock Exchange (the "NYSE") composite tape on the applicable date, or, if there are no such sale prices of Common Stock reported on the NYSE composite tape on such date, then the average price of the Common Stock on the last previous day on which high and low sale prices are reported on the NYSE composite tape.

      "Other Stock-Based Award" shall mean any of those Awards described in
Section 8 hereof.

      "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

      "Retirement" shall mean normal or early retirement under the terms of a retirement plan of CBC or a Subsidiary or voluntary termination of employment; provided, however, that in either case, CBC must have given its prior consent to treat the individual's termination of employment as a retirement.

      "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of CBC under the definition of "subsidiary corporation" in Section 424(f) of the code, as amended from time to time.

      "Total Disability" shall mean a physical or mental incapacity, which would entitle the individual to benefits under the long term disability program sponsored by the Subsidiary employing such individual; provided that if an individual has not elected coverage under the applicable program, Committee shall determine utilizing the criteria of such program whether the individual has incurred a Total Disability.

3. Shares Subject to the Plan. (a) Shares of Common Stock which may be issued under the plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held in CBC's Treasury. Subject to adjustment as provided in Section 14, the number of shares of Common Stock with respect to which Awards (whether distributable in shares of Common Stock or in cash) may be granted under the Plan in any calendar year shall be 1.5 percent of the total shares of Common Stock outstanding on the last day of the preceding calendar year (including treasury shares); provided, that no more than a total of 15 million shares of Common Stock during the term of the Plan may be subject to incentive stock options; provided, further that grants excluded from the definition of derivative security by Rule 16a-1(c)(3)(ii) promulgated under the Securities Exchange Act of 1934, shall not be subject to the limit placed on the total shares of Common Stock with respect to which Awards may be granted hereunder.


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      (b) Notwithstanding Section 3(a), to the extent that the number of shares of Common Stock with respect to which Awards may be granted under the Plan in any calendar year exceeds the number of shares of Common Stock with respect to which Awards were granted under the Plan during that calendar year, such excess shall be available for grant under the Plan in succeeding calendar years.

      (c) In the event that (i) a stock option expires or is terminated unexercised as to any shares of Common Stock covered thereby (except with respect to a stock option which terminates on the exercise of a stock appreciation right) or (ii) any other Award is forfeited for any reason under the Plan, any Common Stock allocated in connection such Award, shall thereafter again be available for grant pursuant to the Plan.

      4. Eligibility. All Employees who have demonstrated significant management potential or who have contributed in a substantial measure to the successful performance of the Company, as determined by the Committee, are eligible to be Participants in the Plan.

      5. Administration. The Plan shall be administered by the Committee. The Committee may operate through subcommittees established by it, consisting of not fewer than two members of the Committee. As to the selection of, and Awards to, Participants who are not Executive Officers, the Committee may delegate any or all of its responsibilities to officers or employees of the Company.

      Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan.. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry the Plan or any such Award into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

      The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

      6. Stock Options. Any stock options granted under the Plan shall be in such form as the Committee may from time to time approve and shall be subject to the terms and conditions provided herein and such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

      Stock options may be granted to any Participant. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such requirements as may be prescribed by Section 422 (b) of the Code, as from time to time amended, and any implementing regulations, including, but not limited to, the


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requirement that such stock options are exercisable during the Participant's lifetime, only by such Participant. The Committee shall establish the option price at the time each stock option is granted, which price in the case of an incentive stock option or a non-qualified stock option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, except the option price of a nonqualified stock option awarded in connection with or as a part of Other Stock-based Awards shall not be less than 50% of the Fair Market Value of the Common Stock on the date of grant.

      Stock options may not be exercisable later than 10 years after their date of grant, except that the termination provisions of a nonqualified stock option may provide for exercise after termination beyond 10 years. The option price of each share of Common Stock as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment may be made at the sole discretion of the Committee, pursuant to and in accordance with criteria and guidelines established by the Committee (which criteria and guidelines may be different for Executive Officers and for other Participants), as the same may be modified from time to time, (i) in cash, (ii) by tender of shares of Common Stock already owned by the Participant, valued at Fair Market Value as of the date of exercise, (iii) if authorized by the Committee, by withholding pursuant to the election of the Participant, which election is subject to the disapproval of the Committee, from those shares that would otherwise be obtained upon exercise of the option a number of shares having a Fair Market Value equal to the option price, (iv) if authorized by the Committee, and in combination with services rendered by the exercising Participant, by delivery of a properly executed exercise notice together with irrevocable instructions to a securities broker (or, in the case of pledges, lender) approved by the Company to, (a) sell shares of Common Stock subject to the option and to deliver promptly to the Company a portion of the proceeds of such sale transaction on behalf of the exercising Participant to pay the option price, or (b) pledge shares of Common Stock subject to the option to a margin account maintained with a broker or lender, as security for a loan, and such broker or lender, pursuant to irrevocable instructions, delivers to the Company the loan proceeds, at the time of exercise to pay the option price, or (v) by any combination of (i), (ii),
(iii) or (iv) above.

      7. Stock Appreciation Rights. Stock appreciation rights may be granted independent of any stock option or in conjunction with all or any part of any stock option granted under the Plan, either at the same time as the stock option is granted or at any later time during the term of the option. Stock appreciation rights shall be subject to such terms and conditions as determined by the Committee, not inconsistent with the provisions of the Plan.

      No stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the death or Total Disability of the Participant prior to the expiration of such six-month period. Upon exercise, a stock appreciation right shall entitle the Participant to receive from CBC an amount equal to the positive difference between the Fair Market Value of a share of Common Stock on the exercise of the stock appreciation right and the per share grant or option price, as applicable (or some lesser amount as the Committee may determine at the time of grant) multiplied by the number


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of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of any related stock option, except that a stock appreciation right granted with respect to less than the full number of shares covered by a related stock option shall not be reduced until the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. The Committee shall determine whether the stock appreciation right shall be settled in cash, Common Stock or a combination of cash and Common Stock.

      8. Other Stock-Based Awards. Other Awards of Common Stock and Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of Common Stock (all such Awards being referred to herein as "Other Stock-based Awards"), may be granted under the Plan in the discretion of the Committee. Other Stock-based Awards shall be in such form as the Committee shall determine, including without limitation, (i) the right to purchase shares of Common Stock, (ii) shares of Common Stock subject to restrictions on transfer until the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives, each as specified by the Committee, and (iii) shares of Common Stock issuable upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives, each as specified by the Committee. Other Stock-based Awards may be granted alone or in addition to any other Awards made under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and absolute discretion to determine to whom and when such Other Stock based Awards will be made, the number of shares of Common Stock to be awarded under (or otherwise related to) such Other Stock-based Awards and all other terms and conditions of such Awards. The Committee shall determine whether Other Stock-based Awards shall be settled in cash, Common Stock or a combination of cash and Common Stock.

      9. Dividends, Equivalents and Voting Rights. Awards, other than stock options, may provide the Participant with dividends or dividend equivalents and voting rights prior to either vesting or earnout.

      10. Award Agreements. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, not inconsistent with the provisions of the Plan, as determined by the Committee, which shall apply to such Award.

      11. Withholding. The Company shall have the right to deduct from all amounts paid to any Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld therefrom. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Company shall have the right to retain the number of shares of Common Stock the Fair Market Value of which equals the amount required to be withheld. Without limiting the foregoing, the Committee may, in its discretion and subject to such conditions as it shall impose, permit share withholding to be done at the Participant's election.


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      12. Nontransferability. No Award shall be assignable or transferable, and-
no right or interest of any Participant in any Award shall be subject to any lien, obligation or liability of the Participant, except by will, the laws of descent and distribution, or as otherwise set forth in the Award agreement.

      13. No Right to Employment or Continued Participation in Plan. No person shall have any claim or right to the grant of an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or to be eligible for any subsequent Awards. Further, the Company expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

      14. Adjustment of and Changes in Common Stock. in the event of any change in the outstanding shares of Common Stock by reason of any Common Stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange, or any distributions to shareholders of Common Stock other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, and to outstanding Awards.

      15. Amendment. The Board may amend, suspend or terminate the Plan or any portion hereof at any time, provided that no amendment shall be made without stockholder approval which shall (i) increase (except as provided in Section 14 hereof) the total number of shares or the percentage of shares reserved for issuance pursuant to the Plan; (ii) change the class of Employee eligible to be Participants; (iii) decrease the minimum option price stated in Section 6 hereof (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Code and regulations thereunder); or (iv) extend the date after which Awards cannot be granted under the Plan.

      16. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for long-term incentive compensation. With respect to any payments not yet made to a Participant, including any Participant optionee, by CBC, nothing herein contained shall give any Participant any rights that are greater than those of a general creditor of CBC. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof or with respect to options, stock appreciation rights and other Awards under the Plan; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

      17. Effective Date. Subject to shareholder approval of Sections 3 and 17 hereof, this Amended and Restated Plan shall be effective on May 19, 1992. No Awards may be granted under the Plan after May 19, 1997.


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